Exhibit 23b

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 27, 1999, included in this Form 11-K, into the Company's previously filed Registration Statement (Form S-8 No. 33-63059).


                                          /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
March 9, 1999